                      SECURITIES AND EXCHANGE COMMISSION

                          Washington,  D.C.  20549


                                 FORM  8 - K

                                CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):
                               December 16, 1999


                     THE BANK OF NEW YORK COMPANY, INC.
                     ----------------------------------
           (exact name of registrant as specified in its charter)


                                  NEW YORK
                                  --------
               (State or other jurisdiction of incorporation)


                001-06152                          13-2614959
                ---------                          ----------
       (Commission file number)      (I.R.S. employer identification number)



        One Wall Street, New York, NY                10286
        -----------------------------                -----
   (Address of principal executive offices)        (Zip code)


               212-495-1784
               ------------
      (Registrant's telephone number,
           including area code)



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ITEM 5.   Other Events
          ------------
          Projections and Earnings Estimates
          ----------------------------------

On December 16, 1999, The Bank of New York Company, Inc. released the projections and earnings estimates contained in the materials filed herewith, as Exhibit 99, which are incorporated herein by reference.


ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------
          (c)  Exhibit        Description
               -------        -----------
               99             Materials containing projections and earnings
                              estimates of The Bank of New York Company, Inc.
                              as presented to financial analysts on
                              December 16,1999.





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                         SIGNATURE
                         ---------

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 16, 1999

                         The Bank of New York Company, Inc.
                         ----------------------------------
                                 (Registrant)


                      By: /s/ Thomas J. Mastro
                          ----------------------------------

                    Name: Thomas J. Mastro
                   Title: Comptroller








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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.     Description
-----------     -----------
    99          Materials containing projections and earnings estimates of
                Bank of New York Company, Inc. as presented to financial analysts on December 16, 1999.